Exhibit 99.2

BANKFINANCIAL CORPORATION
THIRD QUARTER 2015
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015			2014
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.65%	0.61%	0.55%	9.76%	1.01%
Return on equity (ratio of net income to average equity) (1)	4.41	4.14	3.64	75.56	7.98
Net interest rate spread (1)	3.33	3.36	3.42	3.39	3.35
Net interest margin (1)	3.40	3.42	3.48	3.44	3.40
Efficiency ratio	77.77	76.04	80.49	81.24	83.45
Noninterest expense to average total assets (1)	2.85	2.77	2.90	3.08	3.13
Average interest–earning assets to average interest–bearing liabilities	134.89	131.42	124.76	124.52	123.36
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	264	264	267	269	270

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$8,809	$10,591	$10,211	$9,693	$11,078
Interest-bearing deposits in other financial institutions	52,661	66,835	56,043	49,888	81,847
Securities, at fair value	104,242	99,137	114,039	121,174	115,001
Loans receivable, net	1,162,298	1,156,667	1,153,638	1,172,356	1,134,442
Other real estate owned, net	4,809	5,539	6,316	6,358	5,990
Stock in Federal Home Loan Bank, at cost	6,257	6,257	6,257	6,257	6,257
Premises and equipment, net	33,063	33,502	33,943	34,286	34,030
Intangible assets	1,441	1,577	1,713	1,855	1,998
Bank owned life insurance	22,335	22,287	22,242	22,193	22,140
Deferred taxes	27,733	29,145	30,437	31,643	—
Other assets	7,775	8,201	8,530	9,707	8,150
Total assets	$1,431,423	$1,439,738	$1,443,369	$1,465,410	$1,420,933

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,181,534	$1,200,226	$1,202,764	$1,211,713	$1,218,302
Borrowings	18,048	3,039	3,217	12,921	2,834
Other liabilities	18,767	24,725	19,842	24,655	18,521
Total liabilities	1,218,349	1,227,990	1,225,823	1,249,289	1,239,657
Stockholders’ equity	213,074	211,748	217,546	216,121	181,276
Total liabilities and stockholders’ equity	$1,431,423	$1,439,738	$1,443,369	$1,465,410	$1,420,933
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015			2014
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,147	$12,193	$12,211	$12,413	$12,368
Total interest expense	699	691	686	714	746
Net interest income before provision	11,448	11,502	11,525	11,699	11,622
Recovery of loan losses	(956)	(488)	(724)	(756)	(1,413)
Net interest income	12,404	11,990	12,249	12,455	13,035
Noninterest income	1,709	1,689	1,536	1,769	1,748
Noninterest expense	10,232	10,031	10,513	10,941	11,157
Income before income tax	3,881	3,648	3,272	3,283	3,626
Income tax expense (benefit)	1,532	1,424	1,286	(31,395)	36
Net income	$2,349	$2,224	$1,986	$34,678	$3,590
Basic earnings per common share	$0.12	$0.11	$0.10	$1.72	$0.17
Diluted earnings per common share	$0.12	$0.11	$0.10	$1.72	$0.17

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$562	$476	$455	$521	$527
Other fee income	502	601	535	561	563
Insurance commissions and annuities income	68	86	63	152	106
Gain on sales of loans, net	37	28	27	51	39
Loss on disposition of premises and equipment	—	(1)	—	—	—
Loan servicing fees	85	96	90	108	102
Amortization of servicing assets	(35)	(35)	(35)	(29)	(36)
Recovery (impairment) of servicing assets	(15)	3	10	(2)	4
Earnings on bank owned life insurance	48	45	49	53	57
Trust income	172	183	174	178	171
Other	285	207	168	176	215
Total noninterest income	$1,709	$1,689	$1,536	$1,769	$1,748

Noninterest Expense
Compensation and benefits	$5,329	$5,278	$5,581	$5,828	$5,492
Office occupancy and equipment	1,537	1,670	1,695	1,651	1,687
Advertising and public relations	212	227	344	366	272
Information technology	686	657	639	672	674
Supplies, telephone, and postage	393	385	411	410	394
Amortization of intangibles	136	136	142	143	143
Nonperforming asset management	244	108	90	219	418
Loss (gain) on sales of other real estate owned	(11)	(22)	(58)	75	52
Valuation adjustments of other real estate owned	231	23	213	46	315
Operations of other real estate owned	114	91	199	127	127
FDIC insurance premiums	202	262	235	259	208
Other	1,159	1,216	1,022	1,145	1,375
Total noninterest expense	$10,232	$10,031	$10,513	$10,941	$11,157

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015			2014
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS
One–to–four family residential real estate loans	$164,124	$170,146	$176,910	$180,337	$187,318
Multi–family mortgage loans	478,057	480,585	472,432	480,349	453,720
Nonresidential real estate loans	223,528	224,995	226,461	234,500	243,047
Construction and land loans	1,322	1,442	1,404	1,885	2,356
Commercial loans	80,216	61,344	64,953	66,882	53,962
Commercial leases	221,622	225,676	219,988	217,143	203,563
Consumer loans	1,927	1,768	1,747	2,051	2,458
	1,170,796	1,165,956	1,163,895	1,183,147	1,146,424
Net deferred loan origination costs	1,583	1,521	1,319	1,199	1,069
Allowance for loan losses	(10,081)	(10,810)	(11,576)	(11,990)	(13,051)
Loans, net	$1,162,298	$1,156,667	$1,153,638	$1,172,356	$1,134,442

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$3,267	$3,350	$2,388	$4,119	$5,584
Multi–family mortgage loans	16,302	27,822	13,417	47,929	26,342
Nonresidential real estate loans	4,025	5,564	4,045	7,024	3,477
Commercial loans	56,950	46,683	45,051	52,810	47,332
Commercial leases	26,866	39,645	28,920	38,454	32,743
Consumer loans	711	838	780	803	798
	$108,121	$123,902	$94,601	$151,139	$116,276

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$9,963	$9,057	$6,007	$10,489	$10,735
Multi–family mortgage loans	18,939	19,880	18,303	21,284	12,299
Nonresidential real estate loans	5,523	6,702	10,593	13,637	8,409
Construction and land loans	232	50	551	176	402
Commercial loans	38,079	50,298	46,822	39,955	42,153
Commercial leases	28,104	33,757	28,052	22,923	31,354
Consumer loans	738	749	830	895	902
	$101,578	$120,493	$111,158	$109,359	$106,254

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$1,424	$571	$1,502	$1,151	$927
Multi–family mortgage loans	7,666	3,226	4,566	5,000	829
Nonresidential real estate loans	335	2,896	2,823	5,869	2,135
Construction and land loans	24	16	510	141	263
Commercial loans	4,120	5,268	4,772	3,149	2,569
	$13,569	$11,977	$14,173	$15,310	$6,723

(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015			2014
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans (1):
One–to–four family residential real estate loans	$2,952	$3,468	$3,816	$4,408	$4,277
Multi–family mortgage loans	1,399	2,382	3,441	4,481	6,223
Nonresidential real estate loans	2,263	2,732	5,931	3,245	4,545
Construction and land loans	—	—	—	—	120
Commercial loans	75	75	183	76	82
Consumer loans	—	1	—	3	1
Nonaccrual loans	6,689	8,658	13,371	12,213	15,248

Loans past due over 90 days, still accruing	—	—	—	—	—

Other real estate owned:
One–to–four family residential real estate loans	325	471	677	806	945
Multi–family real estate	1,474	2,018	2,242	2,307	1,502
Nonresidential real estate	1,289	1,240	1,169	885	1,448
Land	51	51	135	135	181
Other real estate owned	3,139	3,780	4,223	4,133	4,076
Nonperforming assets (excluding purchased other real estate owned)	9,828	12,438	17,594	16,346	19,324

Purchased other real estate owned:
One–to–four family residential real estate	—	—	325	457	132
Land	1,670	1,759	1,768	1,768	1,782
Purchased other real estate owned	1,670	1,759	2,093	2,225	1,914
Nonperforming assets	$11,498	$14,197	$19,687	$18,571	$21,238

Asset Quality Ratios
Nonperforming assets to total assets	0.80%	0.99%	1.36%	1.27%	1.49%
Nonperforming assets to total assets (2)	0.69	0.86	1.22	1.11	1.35
Nonaccrual loans to total loans	0.57	0.74	1.15	1.03	1.33
Allowance for loan losses to nonperforming loans	150.71	124.86	86.58	98.17	85.59

(1)	Purchased impaired loans are combined with nonaccrual loans in the above table.

(2)	Asset quality ratios exclude acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015			2014
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$429	$1,056	$878	$2,010	$2,036
Multi–family mortgage loans	6,254	4,849	5,897	3,949	4,346
Nonresidential real estate loans	5,259	4,506	4,973	6,698	6,805
Construction and land loans	819	730	658	613	796
Commercial loans	703	571	516	705	845
	$13,464	$11,712	$12,922	$13,975	$14,828

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$63	$138	$7,874	$4,265	$2,006
60 – 89 days past due	816	648	255	1,167	802
Matured Loans	224	38	491	553	4,306
	$1,103	$824	$8,620	$5,985	$7,114

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$10,810	$11,576	$11,990	$13,051	$14,452
Charge offs:
One–to–four family residential real estate loans	(125)	(99)	(103)	(229)	(298)
Multi–family mortgage loans	(9)	(161)	(19)	(449)	(97)
Nonresidential real estate loans	(26)	(252)	(11)	(266)	(695)
Commercial loans	—	—	(98)	(23)	(78)
Commercial leases	—	—	—	—	(8)
Consumer loans	(3)	(4)	(4)	(2)	—
	(163)	(516)	(235)	(969)	(1,176)
Recoveries:
One–to–four family residential real estate loans	16	219	60	284	26
Multi–family mortgage loans	169	4	4	69	11
Nonresidential real estate loans	24	9	16	23	116
Construction and land loans	38	—	6	90	29
Commercial loans	143	6	457	198	1,005
Commercial leases	—	—	1	—	—
Consumer loans	—	—	1	—	1
	390	238	545	664	1,188
Net (charge–offs) recoveries	227	(278)	310	(305)	12
Recovery of loan losses	(956)	(488)	(724)	(756)	(1,413)
Ending balance	$10,081	$10,810	$11,576	$11,990	$13,051

Allowance for loan losses to total loans	0.86%	0.93%	0.99%	1.01%	1.14%
Net charge–off (recovery) ratio (1)	(0.08)	0.10	(0.11)	0.11	—

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015			2014
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS
Noninterest–bearing demand	$233,192	$190,411	$131,072	$134,129	$131,121
Savings deposits	152,585	156,436	157,892	154,532	152,545
Money market accounts	327,080	334,898	339,329	338,246	345,185
Interest–bearing NOW accounts	245,780	290,670	343,949	351,947	345,816
Certificates of deposits	222,897	227,811	230,522	232,859	243,635
	$1,181,534	$1,200,226	$1,202,764	$1,211,713	$1,218,302

SELECTED AVERAGE BALANCES
Total average assets	$1,434,749	$1,449,740	$1,448,335	$1,421,804	$1,427,550
Total average interest–earning assets	1,336,412	1,347,810	1,344,592	1,350,815	1,355,436
Average loans	1,164,251	1,150,417	1,164,107	1,144,281	1,127,735
Average securities	102,578	107,697	121,958	116,234	114,805
Average stock in FHLB	6,257	6,257	6,257	6,257	6,257
Average other interest–earning assets	63,326	83,439	52,270	84,043	106,639
Total average interest–bearing liabilities	990,733	1,025,544	1,077,712	1,084,840	1,098,727
Average interest–bearing deposits	981,633	1,022,661	1,074,552	1,081,353	1,095,542
Average borrowings	9,100	2,883	3,160	3,487	3,185
Average stockholders’ equity	213,061	215,113	218,459	183,584	179,929

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.61%	3.63%	3.68%	3.65%	3.62%
Average loans	4.02	4.13	4.12	4.17	4.22
Average securities	1.03	0.96	1.09	0.98	0.98
Average other interest–earning assets	0.50	0.45	0.42	0.40	0.36
Total average interest–bearing liabilities	0.28	0.27	0.26	0.26	0.27
Average interest–bearing deposits	0.28	0.27	0.26	0.26	0.27
Average borrowings	0.17	0.28	0.26	0.34	0.25
Net interest rate spread	3.33	3.36	3.42	3.39	3.35
Net interest margin	3.40	3.42	3.48	3.44	3.40
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015			2014
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS (1)
BankFinancial Corporation
Equity to total assets (end of period)	14.89%	14.71%	15.07%	14.75%	12.76%
Tangible equity to tangible total assets (end of period)	14.80	14.61	14.97	14.64	12.63
Risk–based total capital ratio	19.10	18.40	18.40	18.31	17.65
Risk–based tier 1 capital ratio	18.14	17.39	17.35	17.21	16.45
Tier 1 leverage ratio	13.41	13.08	13.43	13.04	12.62
Tier 1 capital	$189,216	$186,337	$190,970	$187,290	$178,904
BankFinancial FSB
Risk–based total capital ratio	16.22%	15.54%	14.95%	16.21%	15.48%
Risk–based tier 1 capital ratio	15.25	14.53	13.89	15.11	14.28
Tier 1 leverage ratio	11.27	10.92	10.74	11.45	10.95
Tier 1 capital	$159,118	$155,586	$152,777	$164,420	$155,208

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$12.43	$11.78	$13.14	$11.86	$10.55
High	12.48	13.62	13.16	12.17	10.69
Low	11.57	11.47	11.07	10.24	10.43
Common shares outstanding	20,501,966	20,501,966	21,101,966	21,101,966	21,101,966
Book value per share	$10.39	$10.33	$10.31	$10.24	$8.59
Tangible book value per share	$10.32	$10.25	$10.23	$10.15	$8.50
Cash dividends declared on common stock	$0.08	$0.04	$0.04	$0.03	$0.04
Dividend payout ratio	69.82%	37.95%	42.50%	1.83%	23.50%
Stock repurchases	$—	$7,388	$—	$—	$—
Stock repurchases – shares	—	600,000	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,349	$2,224	$1,986	$34,678	$3,590
Average common shares outstanding	20,501,966	20,811,856	21,101,966	21,101,966	21,101,966
Less: Unearned ESOP shares	(768,327)	(792,816)	(825,348)	(841,526)	(866,193)
Unvested restricted stock shares	(7,932)	(9,682)	(16,822)	(16,822)	(16,822)
Weighted average common shares outstanding	19,725,707	20,009,358	20,259,796	20,243,618	20,218,951
Plus: Dilutive common shares equivalents	5,595	4,215	5,888	9,755	16,456
Weighted average dilutive common shares outstanding	19,731,302	20,013,573	20,265,684	20,253,373	20,235,407
Basic earnings per common share	$0.12	$0.11	$0.10	$1.72	$0.17
Diluted earnings per common share	$0.12	$0.11	$0.10	$1.72	$0.17
(1) All Capital amounts and ratios prior to March 31, 2015 were calculated Pre-Basel III requirements.

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding equity-based compensation expense, other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Pre–tax pre–provision earnings from core operations
Income before income taxes	$3,881	$3,626	$10,801	$6,014
Provision for (recovery of) loan losses	(956)	(1,413)	(2,168)	20
	2,925	2,213	8,633	6,034
Adjustments:
Equity-based compensation	297	18	332	52
Nonperforming asset management	244	418	442	619
Loss (gain) on sale of other real estate owned	(11)	52	(91)	(40)
Valuation adjustments of other real estate owned	231	315	467	392
Operations of other real estate owned	114	127	404	808
Adjustments	875	930	1,554	1,831
Pre–tax pre–provision earnings from core operations	$3,800	$3,143	$10,187	$7,865

Pre–tax pre–provision earnings from core operations to average total assets (1)	1.06%	0.88%	0.94%	0.73%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2015			2014
	IIIQ	IIQ	IQ	IVQ	IIIQ
Pre–tax pre–provision earnings from core operations
Income before income taxes	$3,881	$3,648	$3,272	$3,283	$3,626
Provision for (recovery of) loan losses	(956)	(488)	(724)	(756)	(1,413)
	2,925	3,160	2,548	2,527	2,213
Adjustments:
Equity-based compensation	297	17	17	18	18
Nonperforming asset management	244	108	91	219	418
Loss (gain) on sale of other real estate owned	(11)	(22)	(58)	75	52
Valuation adjustments of other real estate owned	231	23	213	46	315
Operations of other real estate owned	114	91	199	127	127
	875	217	462	485	930
Pre–tax pre–provision earnings from core operations	$3,800	$3,377	$3,010	$3,012	$3,143

Pre–tax pre–provision earnings from core operations to average total assets (1)	1.06%	0.93%	0.83%	0.85%	0.88%

(1)	Annualized